SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 22, 2005
                                                         ---------------


                          LYNCH INTERACTIVE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                1-15097                   06-1458056
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         State or other         (Commission File            (IRS Employer
           Jurisdiction of        Number)                 Identification)
           Incorporation)




     401 Theodore Fremd Avenue Rye, New York                  10580
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     (Address of Principal Executive Offices)               (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
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ITEM 8.01. Other Events.
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Attached as Exhibit 99.1 is a copy of the press release.


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                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LYNCH INTERACTIVE CORPORATION


                                        /s/Robert E. Dolan
                                        ------------------
                                        Robert E. Dolan
                                        Chief Financial Officer




Date: March 22, 2005

                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation, dated March 22,
              2005.